MASTER CUSTODY AGREEMENT

                                   EXHIBIT A

The following is a list of the Investment Companies and their respective Series for which the Custodian shall serve under the Master Custody Agreement dated as of February 16, 1996.
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INVESTMENT COMPANY                           ORGANIZATION                    SERIES ---(IF APPLICABLE)
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Adjustable Rate Securities Portfolios        Delaware Business Trust         U.S. Government Adjustable Rate Mortgage Portfolios

Franklin California Tax-Free Income          Maryland Corporation
 Income Fund, Inc.

Franklin California Tax-Free Trust           Massachusetts Business Trust    Franklin California Insured Tax-Free Income Fund
                                                                             Franklin California Intermediate-Term Tax-Free
                                                                              Income Fund
                                                                             Franklin California Tax-Exempt Money Fund

Franklin Capital Growth Fund                 Delaware Business Trust

Franklin Custodian Funds, Inc.               Maryland Corporation            DynaTech Series
                                                                             Growth Series
                                                                             Income Series
                                                                             U.S. Government Securities Series
                                                                             Utilities Series

Franklin Federal Money Fund                  California Corporation

Franklin Federal Tax- Free Income Fund       California Corporation

Franklin Floating Rate Master Trust          Delaware Business Trust        Franklin Floating Rate Master Series

Franklin Gold and Precious Metals Fund       Delaware Business Trust

Franklin High Income Trust                   Delaware Business Trust        AGE High Income Fund

Franklin Investors Securities Trust          Massachusetts Business Trust   Franklin Adjustable U.S. Government Securities Fund
                                                                            Franklin Convertible Securities Fund
                                                                            Franklin Equity Income Fund
                                                                            Franklin Floating Rate Daily Access Fund
                                                                            Franklin Short-Intermediate U.S. Govt Securities Fund
                                                                            Franklin Total Return Fund

Franklin Managed Trust                       Delaware Business Trust        Franklin Rising Dividends Fund

Franklin Money Fund                          California Corporation

Franklin Municipal Securities Trust          Delaware Business Trust        Franklin California High Yield Municipal Fund
                                                                            Franklin Tennessee Municipal Bond Fund

Franklin Mutual Series Fund Inc.             Maryland Corporation           Mutual Beacon Fund
Inc.                                                                        Mutual Discovery Fund
                                                                            Mutual European Fund
                                                                            Mutual Financial Services Fund
                                                                            Mutual Qualified Fund
                                                                            Mutual Shares Fund

Franklin New York Tax-Free Income Fund       Delaware Business Trust

Franklin New York Tax-Free Trust             Massachusetts Buriness Trust   Franklin New York Insured Tax-Free Income Fund
                                                                            Franklin New York Intermediate-Term Tax-Free
                                                                             Income Fund
                                                                            Franklin New York Tax-Exempt Money Fund

Franklin Real Estate Securities Trust        Delaware Business Trust        Franklin Real Estate Securities Fund

Franklin Strategic Mortgage Portfolio        Delaware Business Trust

Franklin Strategic Series                    Delaware Business Trust        Franklin Aggressive Growth Fund
                                                                            Franklin Biotechnology Discovery Fund
                                                                            Franklin Blue Chip Fund
                                                                            Franklin California Growth
                                                                            Fund Franklin Global Communications Fund
                                                                            Franklin Global Health Care
                                                                            Fund Franklin Large Cap Growth Fund
                                                                            Franklin Natural Resources Fund
                                                                            Franklin Small-Mid Cap Growth Fund
                                                                            Franklin Small Cap Growth Fund II
                                                                            Franklin Strategic Income Fund
                                                                            Franklin Technology Fund
                                                                            Franklin U.S. Long-Short Fund

Franklin Tax-Exempt Money Fund               California Corporation

Franklin Tax-Free Trust                      Massachusetts Business Trust   Franklin Alabama Tax-Free Income Fund
                                                                            Franklin Arizona Tax-Free Income Fund
                                                                            Franklin Colorado Tax-Free Income Fund
                                                                            Franklin Connecticut Tax-Free Income Fund
                                                                            Franklin Double Tax-Free Income Fund
                                                                            Franklin Federal Intermediate-Term Tax-Free Income Fund
                                                                            Franklin Florida Insured Tax-Free Income Fund
                                                                            Franklin Florida Tax-Free Income Fund
                                                                            Franklin Georgia Tax-Free Income Fund
                                                                            Franklin High Yield  Tax-Free Income Fund
                                                                            Franklin Insured Tax-Free Income Fund
                                                                            Franklin Kentucky Tax-Free Income Fund
                                                                            Franklin Louisiana Tax-Free Income Fund
                                                                            Franklin Maryland Tax-Free Income Fund
                                                                            Franklin Massachusetts Insured  Tax-Free Income Fund
                                                                            Franklin Michigan Insured Tax-Free Income Fund
                                                                            Franklin Minnesota Insured Tax-Free Income Fund
                                                                            Franklin Missouri Tax-Free Income Fund
                                                                            Franklin New Jersey Tax-Free Income Fund
                                                                            Franklin North Carolina Tax-Free Income Fund
                                                                            Franklin Ohio Insured Tax-Free Income Fund
                                                                            Franklin Oregon Tax-Free Income Fund
                                                                            Franklin Pennsylvania Tax-Free Income Fund
                                                                            Franklin Texas Tax-Free Income Fund
                                                                            Franklin Virginia Tax-Free Income Fund

Franklin Templeton Fund Allocator Series     Delaware Business Trust        Franklin Templeton Conservative Target Fund
                                                                            Franklin Templeton Growth Target Fund
                                                                            Franklin Templeton Moderate Target Fund

Franklin Templeton International Trust       Delaware Business Trust        Templeton Pacific Growth Fund

Franklin Templeton Money Fund Trust          Delaware Business              Franklin Templeton Money Fund

Franklin Templeton Variable                  Massachusetts Business Trust   Franklin Aggressive Growth Securities Fund
 Insurance Products Trust                                                   Franklin Global Communications Securities Fund
                                                                            Franklin Growth and Income Securities Fund
                                                                            Franklin High Income Fund
                                                                            Franklin Income Securities Fund
                                                                            Franklin Larg Cap Growth Securities Fund
                                                                            Franklin Money Market Fund
                                                                            Franklin Real Estate Fund
                                                                            Franklin Rising Dividends Securities Fund
                                                                            Franklin Small Cap Fund
                                                                            Franklin Small Cap Value Fund
                                                                            Franklin Strategic Income Securities Fund
                                                                            Franklin S&P 500 Index Fund
                                                                            Franklin Technology Securities Fund
                                                                            Franklin U.S. Government Fund
                                                                            Franklin Zero Coupon Fund - 2005
                                                                            Franklin Zero Coupon Fund - 2010
                                                                            Mutual Discovery Securities Fund
                                                                            Mutual Shares Securities Fund
                                                                            Templeton Global Income Securities Fund

Franklin Value Investors Trust               Massachusetts Business Trust   Franklin Balance Sheet Investment Fund
                                                                            Franklin Large Cap Value Fund
                                                                            Franklin MicroCap Value Fund
                                                                            Franklin Small Cap Value Fund

Institutional Fiduciary Trust                Massachusetts Business Trust   Franklin Cash Reserves Fund
                                                                            Franklin U.S. Government Securities Money
                                                                             Market Portfolio
                                                                            Money Market Portfolio

The Money Market Portfolios                  Delaware Business Trust        The Money Market Portfolio
                                                                            The U.S. Government Securities Money Market Portfolio

CLOSED END FUNDS:

Franklin Floating Rate Trust                 Delaware Business Trust

Franklin Multi-Income Trust                  Massachusetts Business Trust

Franklin Universal Trust                     Massachusetts Business Trust
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Rev 05/02
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